                                                                                  EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.   ESL PARTNERS, L.P.

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Item                                   Information
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Name:                                  ESL Partners, L.P.
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Address:                               1170 Kane Concourse, Suite 200, Bay Harbor, FL 33154
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Designated Filer:                      Edward S. Lampert
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Date of Event Requiring Statement      November 29, 2013
(Month/Day/Year):
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Issuer Name and Ticker or Trading      Sears Holdings Corporation [SHLD]
Symbol:
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Relationship of Reporting Person(s)    10% Owner
to Issuer:
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If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):
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Individual or Joint/Group Filing:      Form filed by More than One Reporting Person
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Signature:                             By:      RBS Partners, L.P.
                                       Its:     General Partner

                                       By:      ESL Investments, Inc.
                                       Its:     General Partner

                                       By:      /s/ Edward S. Lampert
                                                --------------------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    December 3, 2013
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2.   SPE I PARTNERS, LP

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Item                                   Information
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Name:                                  SPE I Partners, LP
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Address:                               1170 Kane Concourse, Suite 200, Bay Harbor, FL 33154
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Designated Filer:                      Edward S. Lampert
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Date of Event Requiring Statement      November 29, 2013
(Month/Day/Year):
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Issuer Name and Ticker or Trading      Sears Holdings Corporation [SHLD]
Symbol:
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Relationship of Reporting Person(s)    10% Owner
to Issuer:
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If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):
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Individual or Joint/Group Filing:      Form filed by More than One Reporting Person
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Signature:                             By:      RBS Partners, L.P.
                                       Its:     General Partner

                                       By:      ESL Investments, Inc.
                                       Its:     General Partner

                                       By:      /s/ Edward S. Lampert
                                                --------------------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    December 3, 2013

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3.   SPE MASTER I, LP

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Item                                   Information
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Name:                                  SPE Master I, LP
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Address:                               1170 Kane Concourse, Suite 200, Bay Harbor, FL 33154
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Designated Filer:                      Edward S. Lampert
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Date of Event Requiring Statement      November 29, 2013
(Month/Day/Year):
-------------------------------------- -------------------------------------------------------
Issuer Name and Ticker or Trading      Sears Holdings Corporation [SHLD]
Symbol:
-------------------------------------- -------------------------------------------------------
Relationship of Reporting Person(s)    10% Owner
to Issuer:
-------------------------------------- -------------------------------------------------------
If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):
-------------------------------------- -------------------------------------------------------
Individual or Joint/Group Filing:      Form filed by More than One Reporting Person
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Signature:                             By:      RBS Partners, L.P.
                                       Its:     General Partner

                                       By:      ESL Investments, Inc.
                                       Its:     General Partner

                                       By:      /s/ Edward S. Lampert
                                                --------------------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    December 3, 2013

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4.   RBS PARTNERS, L.P.

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Item                                   Information
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Name:                                  RBS Partners, L.P.
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Address:                               1170 Kane Concourse, Suite 200, Bay Harbor, FL 33154
-------------------------------------- -------------------------------------------------------
Designated Filer:                      Edward S. Lampert
-------------------------------------- -------------------------------------------------------
Date of Event Requiring Statement      November 29, 2013
(Month/Day/Year):
-------------------------------------- -------------------------------------------------------
Issuer Name and Ticker or Trading      Sears Holdings Corporation [SHLD]
Symbol:
-------------------------------------- -------------------------------------------------------
Relationship of Reporting Person(s)    10% Owner
to Issuer:
-------------------------------------- -------------------------------------------------------
If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):
-------------------------------------- -------------------------------------------------------
Individual or Joint/Group Filing:      Form filed by More than One Reporting Person
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Signature:                             By:      ESL Investments, Inc.
                                       Its:     General Partner

                                       By:      /s/ Edward S. Lampert
                                                --------------------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    December 3, 2013

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5.   ESL INSTITUTIONAL PARTNERS, L.P.

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Item                                   Information
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Name:                                  ESL Institutional Partners, L.P.
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Address:                               1170 Kane Concourse, Suite 200, Bay Harbor, FL 33154
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Designated Filer:                      Edward S. Lampert
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Date of Event Requiring Statement      November 29, 2013
(Month/Day/Year):
-------------------------------------- -------------------------------------------------------
Issuer Name and Ticker or Trading      Sears Holdings Corporation [SHLD]
Symbol:
-------------------------------------- -------------------------------------------------------
Relationship of Reporting Person(s)    10% Owner
to Issuer:
-------------------------------------- -------------------------------------------------------
If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):
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Individual or Joint/Group Filing:      Form filed by More than One Reporting Person
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Signature:                             By:      RBS Investment Management, L.L.C.
                                       Its:     General Partner

                                       By:      ESL Investments, Inc.
                                       Its:     Manager

                                       By:      /s/ Edward S. Lampert
                                                --------------------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    December 3, 2013

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6.   RBS INVESTMENT MANAGEMENT, L.L.C.

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Item                                   Information
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Name:                                  RBS Investment Management, L.L.C.
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Address:                               1170 Kane Concourse, Suite 200, Bay Harbor, FL 33154
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Designated Filer:                      Edward S. Lampert
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Date of Event Requiring Statement      November 29, 2013
(Month/Day/Year):
-------------------------------------- -------------------------------------------------------
Issuer Name and Ticker or Trading      Sears Holdings Corporation [SHLD]
Symbol:
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Relationship of Reporting Person(s)    10% Owner
to Issuer:
-------------------------------------- -------------------------------------------------------
If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):
-------------------------------------- -------------------------------------------------------
Individual or Joint/Group Filing:      Form filed by More than One Reporting Person
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Signature:                             By:      ESL Investments, Inc.
                                       Its:     Manager

                                       By:      /s/ Edward S. Lampert
                                                --------------------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    December 3, 2013

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7.   CRK PARTNERS, LLC

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Item                                   Information
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Name:                                  CRK Partners, LLC
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Address:                               1170 Kane Concourse, Suite 200, Bay Harbor, FL 33154
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Designated Filer:                      Edward S. Lampert
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Date of Event Requiring Statement      November 29, 2013
(Month/Day/Year):
-------------------------------------- -------------------------------------------------------
Issuer Name and Ticker or Trading      Sears Holdings Corporation [SHLD]
Symbol:
-------------------------------------- -------------------------------------------------------
Relationship of Reporting Person(s)    10% Owner
to Issuer:
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If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):
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Individual or Joint/Group Filing:      Form filed by More than One Reporting Person
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Signature:                             By:      ESL Investments, Inc.
                                       Its:     Sole Member

                                       By:      /s/ Edward S. Lampert
                                                --------------------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    December 3, 2013

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8.   ESL INVESTMENTS, INC.

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Item                                   Information
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Name:                                  ESL Investments, Inc.
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Address:                               1170 Kane Concourse, Suite 200, Bay Harbor, FL 33154
-------------------------------------- -------------------------------------------------------
Designated Filer:                      Edward S. Lampert
-------------------------------------- -------------------------------------------------------
Date of Event Requiring Statement      November 29, 2013
(Month/Day/Year):
-------------------------------------- -------------------------------------------------------
Issuer Name and Ticker or Trading      Sears Holdings Corporation [SHLD]
Symbol:
-------------------------------------- -------------------------------------------------------
Relationship of Reporting Person(s)    10% Owner
to Issuer:
-------------------------------------- -------------------------------------------------------
If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):
-------------------------------------- -------------------------------------------------------
Individual or Joint/Group Filing:      Form filed by More than One Reporting Person
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Signature:
                                       By:      /s/ Edward S. Lampert
                                                --------------------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    December 3, 2013

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